UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) September 11, 2012


                               GLOBAL STEVIA CORP.
             (Exact name of registrant as specified in its charter)

           Nevada                     000-54522                   27-1833279
(State or other jurisdiction         (Commission                (IRS Employer
      of incorporation)              File Number)            Identification No.)

     No 47, Alley 86, Chua Ha Street, Cau Giay District, Hanoi city, Vietnam
               (Address of principal executive offices) (Zip Code)

      Registrant's telephone number, including area code (84) 966015062

                                       n/a
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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ITEM 8.01 OTHER ITEMS

Effective September 11, 2012, in accordance with approval from the Financial Industry Regulatory Authority ("FINRA"), we effected a forward split of our issued and outstanding shares of common stock on a one (1) old for five (5) new basis such that, our issued and outstanding shares of common stock increased from 59,860,000 to 299,300,000 shares of common stock, all with a par value of $0.001.

The forward split became effective with the Over-the-Counter Bulletin Board at the opening of trading on September 11, 2012 under the symbol "GSTVD". The "D" will be placed on our ticker symbol for 20 business days. After 20 business days, our ticker symbol will revert back to the original symbol "GSTV". Our new CUSIP number is 397989 208.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL STEVIA COPR.


/s/ Matthew Christopherson
----------------------------------
Matthew Christopherson
President and Director

Date: September 11, 2012


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